Exhibit 10.3

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

This Settlement Agreement and Mutual General Release (this "Agreement") is made and entered into as of June 21, 2016 (the “Effective Date”), by and among Relypsa, Inc., a Delaware corporation, with its principal office located at 100 Cardinal Way, Redwood City, CA 94063 ("Relypsa") and LANXESS Corporation, a Delaware corporation, with its principal office located at 111 RIDC Park West Drive, Pittsburgh, PA 15275 ("Lanxess").

WHEREAS, Relypsa and Lanxess entered into a Manufacturing and Supply Agreement effective as of November 27, 2012 (the “MSA”);

WHEREAS, during the course of the performance of the MSA [***] between the parties;

WHEREAS, the parties desire to settle the [***] and reduce the terms of such settlement in writing in this Agreement.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, the parties agree as follows:

1.After the Effective Date and upon receipt of an invoice from Lanxess, Relypsa shall pay Lanxess the amount of [***] Euros (€[***]) in full settlement of [***] and as partial consideration for entering into an amendment to the MSA (“Amendment No. 1 to the MSA”).

2.Relypsa and Lanxess shall execute Amendment No. 1 to the MSA modifying the terms of the MSA [***] as well as incorporate certain updates to the MSA. The parties agree that this Agreement shall be executed simultaneously as Amendment No. 1 to the MSA and that both shall be effective on the same day.  For clarity, execution of this Agreement without a fully-executed Amendment No. 1 to the MSA as of the Effective Date shall cause this Agreement to be null and void.

3.From the effective date of the MSA through the Effective Date, [***] between the parties [***] regarding [***], shall be referred to herein collectively as the [***].

4.Other than the obligations set forth in this Agreement, each party, on behalf of itself and its parents, subsidiaries, affiliates, officers, directors, employees, agents, insurers, assigns, and attorneys, hereby generally and fully and forever releases and discharges the other party and its  parents, subsidiaries, affiliates, officers, directors, employees, agents, insurers, assigns, and attorneys from any and all claims, demands, damages, debts, liens, obligations, costs, expenses, accounts, causes of action, losses, or liabilities of any kind, whether known or unknown, suspected or unsuspected, or fixed or contingent, which such party ever had, now has, or hereafter may have arising out of or related to the [***].

5.Each party, on behalf of itself and its parents, subsidiaries, affiliates, officers, directors, employees, agents, insurers, assigns, and attorneys, further agrees, promises and covenants that it will not commence or file any proceeding, arbitration, action, claim, counterclaim, cross-claim, third‑party claim or complaint for damages or any other relief (including injunctive or declaratory relief) against the other party or its parents, subsidiaries, affiliates, officers, directors, employees, agents, insurers, assigns, or attorneys arising out of or relating to the [***].

6.Each party intends this Agreement to be effective as a full and final accord and satisfaction and release of each and every matter specifically or generally released herein.  In furtherance of this intention, each party expressly acknowledges that it is familiar with California Civil Code § 1542 (“Section 1542”), which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Each party, on behalf of itself and its parents, subsidiaries, affiliates, officers, directors, employees, agents, insurers, assigns, and attorneys, waives and relinquishes any rights and benefits that it may have under Section 1542 or any similar law of any state or territory of the United States or any other jurisdiction with regard to the matters released herein.

7.Each party acknowledges that it may hereafter discover facts in addition to or different from those that they now know or believe to be true with respect to the subject matter of this Agreement.  Each party expressly assumes the risk of the existence of such additional or different facts, and agrees that this Agreement shall be in all respects effective and not subject to termination or rescission by reason of any additional or different facts.

8.This Agreement is to be deemed to have been drafted jointly by the parties.  Any uncertainty or ambiguity shall not be construed for or against any party based upon attribution of drafting to any party.  Capitalized terms used in this Agreement that are not otherwise defined herein shall have the same meanings as such terms have in the MSA.

9.This Agreement contains the entire agreement and understanding concerning the subject matter hereof and supersedes and replaces all prior negotiations, proposed agreements, and agreements, whether written or oral.  The parties acknowledge that no one has made any promise, representation or warranty whatever, express or implied, not contained herein concerning the subject matter hereof to induce them to execute this Agreement.  The parties acknowledge and warrant that they are not executing this Agreement in reliance upon any promise, representation, or warranty not contained herein.

10.No modification, amendment or waiver of any of the provisions of this Agreement shall be effective or binding upon any party unless made in writing and signed on behalf of each party by a duly authorized person.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.This Agreement shall not constitute an admission or acknowledgment of liability or wrongdoing on the part of any party.

12.The terms of this Agreement shall be confidential, and no party will engage in any action which might reveal the contents of this Agreement to any third party, except (a) to the parties’ attorneys, advisors, consultants, corporate partners, appraisers, accountants or auditors; and (b) where required by law.  No party shall make any statement regarding this Agreement or its terms other than to state in response to any inquiries that the matter has been resolved to the parties’ mutual satisfaction.

13.Each party represents and warrants to the other as follows:

(a)it has received independent legal advice from its attorneys with respect to the advisability of entering into this Agreement;

(b)it has carefully read this Agreement and understands the contents and legal effects of each provision of this Agreement, including the releases contained herein;

(c)the person executing this Agreement on behalf of such party has the full right and authority to enter into this Agreement on behalf of such party and to fully bind such party to the terms and obligations of this Agreement; and

(d)it has not assigned, encumbered or in any manner transferred to any other person or entity all or any portion of the claims covered by this Agreement.

14.It is the intent of the parties to enter into a valid, legal, and enforceable agreement, and each provision herein shall be interpreted in such a manner as to be valid, legal, and enforceable.  A determination that any provision of this Agreement is for any reason invalid, illegal, or unenforceable shall not affect the validity of this Agreement or any other provisions herein, and the parties shall make a good faith effort to replace any such provision with a valid and enforceable one such that the objectives contemplated by the parties when entering into this Agreement may be realized.

15.This Agreement is binding upon and shall inure to the benefit of the parties and their respective parents, subsidiaries, affiliates, officers, directors, employees, agents, insurers, assigns, and attorneys.

16.This Agreement may be executed in two or more counterparts, all of which when executed and delivered shall constitute the entire instrument.  The executed signature pages of this Agreement may be exchanged by facsimile transmission.  Photocopies of such signed counterparts may be used instead of the originals for any purpose.

17.In the event of any dispute relating to this Agreement, [***].

18.This Agreement shall be construed under and governed by the laws of the State of Delaware.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties have approved and executed this Agreement as of the Effective Date.

Lanxess Corporation By: /s/ Dirk Fischer Name: Dirk Fischer Title: CFO LXS Corp 7/11/2016

Relypsa, Inc. By: /s/ Wilhelm Stahl Name: Wilhelm Stahl Title: CTO 7/13/16 /s/ John A. Orwin John A. Orwin President & CEO 7/14/16

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[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.